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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                SEPTEMBER 5, 2003
              ----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                ACETO CORPORATION
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)


    NEW YORK                          0-4217                    11-1720520
  ---------------           ------------------------           ------------
   (State of                (Commission File Number)          (IRS Employer
  Incorporation)                                           Identification No.)



                                 One Hollow Lane
                          Lake Success, New York 11042
                                 (516) 627-6000
                        ---------------------------------
                          (Address and telephone number
                         of principal executive offices)

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Item 7.  EXHIBITS

Exhibit 99.1      Press Release issued by Aceto Corporation, dated
                  September 5, 2003

Item 12. Results of Operations and Financial Condition

         On September 5, 2003, Aceto Corporation, a New York corporation (the "Registrant") issued the attached press release that included financial information for its fourth quarter and fiscal 2003 year-end. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ACETO CORPORATION
                                                  (Registrant)

September 4, 2003                            By:  /s/ Leonard S. Schwartz
                                                  ------------------------
                                                  Leonard S. Schwartz,
                                                  Chief Executive Officer

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EXHIBIT INDEX


EXHIBIT NO.     EXHIBIT                                             PAGE
-----------     -------                                             ----

   99.1         Press Release issued by Aceto Corporation             3
                dated September 5, 2003